Exhibit 99.8

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Current Report on Form 8-K of Boston Scientific Corporation of our report, dated February 10, 2006, with respect to the consolidated financial statements of Guidant Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 2005, and the related financial statement schedule of Guidant Corporation included therein, filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP

Indianapolis, Indiana

April 20, 2006